UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2014

Date of Report (Date of Earliest Event Reported)

ALLERGAN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2525 Dupont Drive

Irvine, California 92612

(Address of Principal Executive Offices) (Zip Code)

(714) 246-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 21, 2014, Allergan, Inc. (“Allergan”) issued a press release announcing operating results for the second quarter ended June 30, 2014. In its press release, Allergan included non-GAAP financial measures, as defined in Regulation G promulgated by the Securities and Exchange Commission. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, Allergan has prepared an investor presentation, which is attached to this Current Report on Form 8-K as Exhibit 99.2 hereto and is incorporated herein by reference.

This information and the information contained in the press release and the investor presentation shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report is not incorporated by reference into any filings of Allergan made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.

Item  8.01.  Other Events.

Allergan has prepared a letter to its employees and a letter to its customers, which are attached to this Current Report on Form 8-K as Exhibit 99.3 and Exhibit 99.4, respectively, and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Allergan, Inc. press release dated July 21, 2014

99.2	Allergan, Inc. investor presentation dated July 21, 2014

99.3	Letter dated July 21, 2014 from Allergan, Inc. to its employees

99.4	Letter dated July 21, 2014 from Allergan, Inc. to its customers

Important Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. Allergan has filed a preliminary solicitation statement with the Securities and Exchange Commission (the “SEC”) on June 16, 2014 and intends to file a definitive solicitation statement. Any definitive solicitation statement will be mailed to stockholders of Allergan. INVESTORS AND STOCKHOLDERS OF ALLERGAN ARE ENCOURAGED TO READ THESE AND OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders will be able to obtain free copies of these documents as they become available and any other documents filed with the SEC by Allergan at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of Allergan’s website at www.allergan.com.

Allergan, its directors and certain of its officers and employees are participants in solicitations of Allergan’s stockholders. Information regarding the names of Allergan’s directors and executive officers and their respective interests in Allergan by security holdings or otherwise is set forth in Allergan’s proxy statement for its 2014 annual meeting of stockholders, filed with the SEC on March 26, 2014, as supplemented by the proxy information filed with the SEC on April 22, 2014. Additional information can be found in Allergan’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on February 25, 2014 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 7, 2014. To the extent holdings of Allergan’s securities have changed since the amounts printed in the proxy statement for the 2014 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date:	July 21, 2014	By:	/s/ Matthew J. Maletta
		Name:	Matthew J. Maletta
		Title:	Vice President, Associate General Counsel and Secretary

Exhibit Index

Exhibit	Description of Exhibit
99.1	Allergan, Inc. press release dated July 21, 2014
99.2	Allergan, Inc. investor presentation dated July 21, 2014
99.3	Letter dated July 21, 2014 from Allergan, Inc. to its employees
99.4	Letter dated July 21, 2014 from Allergan, Inc. to its customers